UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 5, 2026
Date of Report (Date of earliest event reported)

Neighborhood Intelligence, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41850	87-0634302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 W. Ascension Way, 3rd Floor
Murray, Utah 84123
(Address of principal executive offices)(Zip Code)

(801) 947-3100
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	NXH	NASDAQ Global Select Market
Warrants to Purchase Shares of Common Stock	BBBYW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On October 5, 2026, Neighborhood Intelligence, Inc. (“the Company”), a Delaware corporation, and Fathom Holdings, Inc., a North Carolina corporation (“FTHM”), mutually agreed to terminate the Merger Agreement and Plan of Reorganization, dated as of June 16, 2026 (the “Merger Agreement”), by and among the Company, Fathom Merger Sub, Inc., a North Carolina Corporation and wholly owned subsidiary of the Company, and FTHM (the “Termination”).

Pursuant to and in accordance with the Merger Agreement, the Company and FTHM have mutually agreed to terminate the Merger Agreement by mutual written consent. The Merger Agreement provides that it may be terminated by the mutual written consent of the Company and FTHM, and upon such termination, the Merger Agreement shall immediately become null and void and each of the parties to the Merger Agreement shall be relieved of their duties and obligations arising under the Merger Agreement after the date of such termination.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 17, 2026, and is incorporated herein by reference as Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.02.	Results of Operations and Financial Condition

The information disclosed below in Item 7.01 under the heading “Business Update” is incorporated herein by reference to this Item 2.02.

Item 7.01.	Regulation FD.

On October 5, 2026, the Company issued a press release announcing the Termination of the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference to this Item 7.01.

In addition, on October 5, 2026, the Company issued a press release that included the following update regarding its business:

Business Update

The Company continues to execute on strategy, with business trajectory of its base business firmly on track.

•
Strong Revenue Momentum and Margin Outperformance. The Company is seeing encouraging revenue momentum across its core business, while gross margin continues to show significant year-over-year improvement. Based on current trends, gross margin is expected to exceed 30%, ahead of the Company’s previously stated target, reflecting continued improvement in business mix and operating execution.

•
Cost Reductions and Merger Synergies Ahead of Schedule. The Company has made significant progress removing costs from the business, while integration efforts and anticipated merger synergies are developing faster than originally expected. Management remains focused on accelerating these opportunities while maintaining disciplined execution across the organization.

•
Focused on the Core Business and Organic Growth. As the housing and consumer environment continues to evolve, the Company remains focused on strengthening its core business, driving organic revenue growth, improving margins and continuing to reduce its cost structure. At this time, the Company does not anticipate pursuing additional acquisitions and intends to prioritize execution, integration and organic growth across its existing businesses.

The Company has provided information regarding its preliminary estimated results for selected unaudited financial information for the three months ended September 30, 2026. The Company’s final results remain subject to management’s final review and adjustments, its other closing procedures, and any subsequent events. Accordingly, you should not place undue reliance on the Company’s preliminary estimated results for the three months ended September 30, 2026, which may differ from actual results. During the course of the preparation of the Company’s unaudited condensed consolidated financial statements for the three months ended September 30, 2026 and the notes thereto by management, additional items that require adjustments to the preliminary estimated results presented herein may be identified. For further discussion of some of the factors that may cause actual results to vary materially from the preliminary estimated results provided above, see “Cautionary Note Regarding Forward-Looking Statements” and the information set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

The preliminary estimated financial information included in this Current Report on Form 8-K has been prepared on the basis of currently available information by, and is the responsibility of, management and has not been reviewed by any third parties. The preliminary estimated results provided herein do not represent a comprehensive statement of the Company’s financial results and should not be viewed as a substitute for the unaudited condensed consolidated financial statements prepared in accordance with GAAP. In addition, such preliminary estimated results are not indicative of the results to be achieved in any future period.

The information set forth in this Item 7.01 including the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*
Merger Agreement and Plan of Reorganization, dated as of June 16, 2026, by and among Bed Bath & Beyond, Inc., Fathom Merger Sub, Inc., and Fathom Holdings Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 17, 2026

99.1	Press Release, dated October 5, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document)

*
Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding the Company’s preliminary estimated results, plans and strategies for the Company, planned commercial arrangements, planned acquisitions, our industry, business strategy, plans, goals and expectations concerning our market position, future operations and other financial and operating information.

Forward-looking statements are neither promises nor guarantees and involve risks, uncertainties and other important factors that may cause actual results to differ materially from any future results expressed or implied by the forward-looking statements, including, but not limited to: market and other conditions, the anticipated expansion of Elfa and SFV Services; customer, data and revenue-sharing initiatives; potential investments or acquisitions; and the expected benefits and timing of these initiatives, and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, as such factors may be updated from time to time in the Company’s subsequent filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neighborhood Intelligence, Inc.

By:	/s/ Mehgan Peetz
Mehgan Peetz
Chief Administrative & Legal Officer
Date:	October 5, 2026